ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS RECEIVABLE AND OTHER
ACCOUNTS RECEIVABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	Note	2017	2016
Accounts receivable	(a)	$7,209	$4,294
Prepaid expenses and other assets	(a)	3,350	3,448
Restricted cash	(b)	1,024	1,004
Sustainable resources	(c)	390	387
Total		$11,973	$9,133

The current and non-current balances of accounts receivable and other are as follows:

AS AT DEC. 31 (MILLIONS)	2017	2016
Current	$8,492	$6,490
Non-current	3,481	2,643
Total	$11,973	$9,133

a)	Accounts Receivable and Other Assets
We acquired $3.9 billion of accounts receivable during 2017 through business combinations (2016 – $1.0 billion), with significant contributions from BRK and Greenergy in our Private Equity segment and TERP in our Renewable Power segment. Increases from new acquisitions were partially offset by decreases in our Brazilian residential business, in which the balance decreased by approximately $240 million primarily due to lower sales volume in the current year. Accounts receivable includes $209 million (2016 – $302 million) of unrealized mark-to-market gains on energy sales contracts and $433 million (2016 – $663 million) of completed contracts and work-in-progress related to contracted sales from the company’s residential development operations.

b)	Restricted Cash
Restricted cash primarily relates to the company’s real estate, renewable power and private equity financing arrangements including defeasement of debt obligations, debt service accounts and deposits held by the company’s insurance operations.

c)	Sustainable Resources
The company held 1.7 million acres of consumable freehold timberlands at December 31, 2017 (2016 – 1.7 million), representing 40.6 million cubic meters (2016 – 40.8 million) of mature timber and timber available for harvest. Additionally, the company provides management services to approximately 1.3 million acres (2016 – 1.3 million) of licensed timberlands.
The following table presents the change in the balance of timberlands and other agricultural assets:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2017	2016
Balance, beginning of year	$387	$355
Additions, net of disposals	78	58
Fair value adjustments	21	30
Decrease due to harvest	(103)	(76)
Foreign currency changes	7	20
Balance, end of year	$390	$387

The carrying values are based on external appraisals completed annually as at December 31. The appraisals utilize a combination of the discounted cash flow and sales comparison approaches to arrive at the estimated value. The significant unobservable inputs (Level 3) included in the discounted cash flow models used when determining the fair value of standing timber and agricultural assets include:

Valuation Techniques	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) fair value	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Timber / agricultural prices	• Increases (decreases) in price increase (decrease) fair value	• Increases (decreases) in price tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from price
	• Discount rate/terminal capitalization rate	• Increases (decreases) in discount rate or terminal capitalization rate decrease (increase) fair value	• Decreases (increases) in discount rates or terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from rates
	• Exit Date	• Increases (decreases) in exit date decrease (increase) fair value	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year

Key valuation assumptions include a weighted-average discount and terminal capitalization rate of 5.7% (2016 – 5.9%), and terminal valuation dates of 30 years (2016 – 30 years). Timber and agricultural asset prices were based on a combination of forward prices available in the market and price forecasts.